UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014

Attitude Drinks Incorporated

(Exact name of registrant as specified in its charter)

Delaware	(000-52904)	65-0109088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

712 U.S. Highway 1, Suite 200, North Palm Beach, Florida 33408

(Address of principal executive offices) (Zip Code)

Telephone number: (561) 227-2727

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

Effective August 14, 2014, the Company informed Thomas Howell Ferguson P.A. (THF), our previous independent auditing firm, that it was cancelling the engagement agreement as our Independent Registered Accounting Firm. The Board of Directors approved the engagement of the firm of John Scrudato CPA as the Company’s independent registered public accounting firm, effective August 14, 2014.

THF audited the Company's consolidated financial statements for the fiscal years ended March 31, 2013 and March 31, 2012. The reports of THF on the consolidated financial statements of the Company for the fiscal years ended March 31, 2013 and March 31, 2012 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the qualifying opinion as to our ability to continue as a going concern.

In connection with THF’s audits of the Company's financial statements for the fiscal years ended March 31, 2013 and March 31, 2012, and through the interim periods ended December 31, 2013, the Company has had no disagreement with THF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of THF, would have caused THF to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended March 31, 2013 and March 31, 2012.

Prior to engaging John Scrudato CPA, neither the Company nor anyone acting on the Company's behalf consulted John Scrudato CPA regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

The Company provided John Scrudato CPA with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission as John Scrudato CPA furnished the Company with a letter addressed to the Securities and Exchange Commission stating it agreed with the above statements. A copy of the letter, dated August 20, 2014, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter from John Scrudato CPA to SEC dated August 20, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2014

ATTITUDE DRINKS INCORPORATED

By:	/s/ Roy G. Warren
Name:	Roy G. Warren
Title:	Chief Executive Officer